- --------------------------------------------------------------------------------

                                THE APPRAISAL OF
                          BLOSSOM CORNERS II APARTMENTS

                        LOCATED AT 2143 RAPER DAIRY ROAD,
                             IN THE CITY OF ORLANDO,
                         ORANGE COUNTY, FLORIDA, 32822.

- --------------------------------------------------------------------------------



                                  PREPARED FOR

                       BLOSSOM CORNERS APARTMENTS II, LTD.




                                DATE OF VALUATION

                                 JANUARY 5, 1998




                                 DATE OF REPORT

                                JANUARY 14, 1998

                                                     January 14, 1998



Blossom Corners Apartments II, Ltd.
7826 Cooper Road
Cincinnati, Ohio 45242

Gentleman:

At your request, our firm has inspected and appraised the Blossom Corners II apartment community which contains 68 apartment units. The subject property is located at 2143 Raper Dairy Road, Orlando, Orange County, Florida. The property is east of South Semoran Boulevard (S.R. 436) and south of Curry Ford Road.

The purpose of this appraisal was to estimate the market value of the fee simple interest in the real estate, including chattels, under market conditions prevailing on January 5, 1998. The function of this appraisal report was to provide the client with an unbiased opinion of value that can be of assistance to the client when making business decisions pertaining to the acquisition of the subject property. This appraisal report is one of the many documents of information that can be considered by the client in making an informed decision regarding the subject property.

The market value estimate, as contained herein, is contingent upon the following conditions:

1. The subject project opened in 1981. The property's management reports a current occupancy of 100.0%. The Appraiser inspected the exterior of the apartment community and the interior of the model unit. Access to most of the units was not available due to the occupancy of the property.

2. A current certified survey of the subject project verifying the site dimensions, area calculations, access, building locations, building area calculations, unit mix and the legal description as set out herein.

3. The Appraiser did not review sub-soil, structural, mechanical or other engineering reports depicting the current condition of the property. It is recommended that such reports be obtained. The Appraiser's visual inspections of the subject property indicates that it is in good overall condition. Over the recent past the subject property has reportedly received significant repairs and renovations. The most significant of these major repairs and renovations have been summarized as follows:

Blossom Corners Apartments, II, Ltd.
January 14, 1998
Page 2

     1. The deteriorated exterior siding and trim on the property was repaired and replaced.
     2.   The building exteriors were painted.
     3.   The projects patio fencing was repaired and painted.
     4.   The laundry room was repaired and renovated.

     The Appraiser's inspection of the subject property revealed it to be in good overall condition. However, minor deferred maintenance items including
     1) siding pulling away from the building frame and 2) deteriorated siding were noted. In addition, the property's irrigation system was not functioning. Deferred maintenance has been estimated at approximately $4,000. The property also suffers from functional obsolescence relating to the need to modify a portion (288 SF) of the office area back to a studio unit. The cost to cure this functional obsolescence has been estimated at $5,000.

4. The Appraiser has not been provided with an environmental report relating to the subject site and improvements. This appraisal has been made contingent upon the absence of hazardous contamination within the subject site, and upon the absence of hazardous building materials being incorporated into the subject building improvements.

In my opinion the subject property had an estimated "as-is" market value, under the foregoing contingencies, of:

                 TWO MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS
                                  ($2,250,000)

The undersigned certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved. Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report. Our compensation is further not contingent upon the reporting of a predetermined value or directions in value that favors the cause of the client; the amount of the value estimate; the attainment of a stipulated result; or the occurrence of a subsequent event. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and the Standards of Professional Practice of The Appraisal Institute, The Uniform Standards of Professional Appraisal Practice, and the requirements of the State of Florida for State-Certified Appraisers. The use of this report is subject to the requirements of The Appraisal Institute relating to review by its duly authorized representatives.

Blossom Corners Apartments, II, Ltd.
January 14, 1998
Page 3

The research, data accumulation, personal on-site inspections of the subject property and comparables, verifications/confirmations, valuation analysis, and composition of the attached appraisal report were conducted and completed by Charles B. Byrd. The report was reviewed by Philip F. Wood, MAI, and this review process consisted of: "on-site" physical inspections of the comparable sales and rentals; an on-site physical inspection of the subject property, the area, and the subject neighborhood; and the reading and examination of the completed report.

As of the date of this report, Philip F. Wood has completed the requirements under the voluntary continuing education program of The Appraisal Institute. No one provided significant professional assistance to the persons signing this report. We do not authorize the out-of-context quoting from or partial reprinting of this appraisal report. Further, neither all nor any part of this appraisal report shall be disseminated to the general public by the use of media for public communication without the prior written consent of the Appraiser(s) signing this appraisal report.

Please refer to the attached, complete, self-contained appraisal report for documentation of this value estimate. If any additional information is needed, please advise.

NOTE: The information contained in this report is copyrighted. The willful unauthorized use of any contents of this report constitutes copyright infringement which could subject the infringer to civil damages and criminal penalties pursuant to ss.ss.504 and 506 of the Federal Copyright Revision Act of 1976. The Florida Real Estate License Law (Chapter 475-Part II, Florida Statutes defines an appraisal, an appraisal service, an appraisal assignment and an analysis assignment. Be advised that this report falls within these definitions only if properly executed herein. Proper execution includes an original blue-ink signature by the Appraiser overlaid by a raised seal. Any deviation from this means that the report is copyright infringed, unauthorized and does not represent services provided by the Appraisers or the firm.

Respectfully submitted,

     CONSORTIUM APPRAISAL, INC.                    CONSORTIUM APPRAISAL, INC.



     Reviewed By:
     Philip F. Wood, MAI, SRPA                     Charles B. Byrd
     President (Corporate Seal)                    Staff Appraiser
     State-Certified General Real                  State-Certified General Real
     Estate Appraiser                              Estate Appraiser
     Florida License No. 0000777                   Florida License No. 0000908


PFW/CBB:tms
96-109

- --------------------------------------------------------------------------------

                                THE APPRAISAL OF
                            CANDLEWOOD II APARTMENTS

                           LOCATED AT 5901 BRYCE LANE,
                             NEAR THE CITY OF TAMPA,
                      HILLSBOROUGH COUNTY, FLORIDA, 33615.

- --------------------------------------------------------------------------------



                                  PREPARED FOR

                           BARON STRATEGIC INVESTMENT
                                 FUND III, LTD.



                                DATE OF VALUATION

                                JANUARY 13, 1998




                                 DATE OF REPORT

                                JANUARY 23, 1998

                                                    January 23, 1998



Baron Strategic Investment Fund III, Ltd.
7826 Cooper Road
Cincinnati, Ohio 45242

Gentleman:

At your request, our firm has inspected and appraised the Candlewood II apartment community which contains 33 apartment units and a managers office. The subject property is located northwest of Tampa International Airport at 5901 Bryce Lane, near the city of Tampa, in Hillsborough County, Florida.

The purpose of this appraisal was to estimate the market value of the fee simple interest in the real estate as if renovated, including chattels, under market conditions prevailing on January 13, 1998. The function of this appraisal report was to provide the client with an unbiased opinion of value that can be of assistance to the client when making management and analytical decisions pertaining to the subject property. This appraisal report is one of the many documents of information that can be considered by the client in making an informed decision regarding the subject property.

The market value estimate, as contained herein, is contingent upon the following conditions:

1. The subject project opened in 1983. The property's management reports a current occupancy of 93.9%. The Appraiser inspected the exterior of the apartment community and the interior of one vacant unit. Access to most of the units was not available due to the occupancy of the property.

2. A current certified survey of the subject project verifying the site dimensions, area calculations, access, building locations, building area calculations, unit mix and the legal description as set out herein.

3. The Appraiser did not review sub-soil, structural, mechanical or other engineering reports depicting the current condition of the property. It is recommended that such reports be obtained.

     The Appraiser's inspection of the subject property revealed it to be in good overall condition. However, deferred maintenance items including 1) deteriorated fascia; 2) deteriorated siding; 3) deteriorated trim; 4) deteriorated patio fences; and 5) peeling doors were noted throughout the property. In addition, project management reported that new roofs were needed. Deferred maintenance has been estimated at approximately $32,500.

Baron Strategic Investment Fund III, Ltd.
January 23, 1998
Page 2

     Project management reports that the deferred maintenance items currently impacting the subject are proposed to be cured in the near future. At the request of the client, the subject property has been appraised "as if fully renovated" with all deferred maintenance items cured. Therefore, this appraisal has been made contingent upon the completion of the repairs and renovations described herein in a timely and workmanlike manner.

4. The Appraiser has not been provided with an environmental report relating to the subject site and improvements. This appraisal has been made contingent upon the absence of hazardous contamination within the subject site, and upon the absence of hazardous building materials being incorporated into the subject building improvements.

In my opinion the subject property had an estimated market value, "as if renovated" under the foregoing contingencies, of:

                    NINE HUNDRED TWENTY-FIVE THOUSAND DOLLARS
                                   ($925,000)

The undersigned certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved. Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report. Our compensation is further not contingent upon the reporting of a predetermined value or directions in value that favors the cause of the client; the amount of the value estimate; the attainment of a stipulated result; or the occurrence of a subsequent event. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and the Standards of Professional Practice of The Appraisal Institute. The use of this report is subject to the requirements of The Appraisal Institute relating to review by its duly authorized representatives.

The research, data accumulation, personal on-site inspections of the subject property and comparables, verifications/confirmations, valuation analysis, and composition of the attached appraisal report were conducted and completed by Charles B. Byrd. The report was reviewed by Philip F. Wood, MAI, and this review process consisted of: "on-site" physical inspections of the comparable sales and rentals; an on-site physical inspection of the subject property, the area, and the subject neighborhood; and the reading and examination of the completed report.

As of the date of this report, Philip F. Wood has completed the requirements of the continuing education program of the Appraisal Institute. No one provided significant professional assistance to the persons signing this report. We do not authorize the out-of-context quoting from or partial reprinting of this appraisal report. Further, neither all nor any part of this appraisal report shall

Baron Strategic Investment Fund III, Ltd.
January 23, 1998
Page 3


be disseminated to the general public by the use of media for public communication without the prior written consent of the Appraiser(s) signing this appraisal report.

Please refer to the attached, complete, self-contained appraisal report for documentation of this value estimate. If any additional information is needed, please advise.

NOTE: The information contained in this report is copyrighted. The willful unauthorized use of any contents of this report constitutes copyright infringement which could subject the infringer to civil damages and criminal penalties pursuant to ss.ss.504 and 506 of the Federal Copyright Revision Act of 1976. The Florida Real Estate License Law (Chapter 475-Part II, Florida Statutes defines an appraisal, an appraisal service, an appraisal assignment and an analysis assignment. Be advised that this report falls within these definitions only if properly executed herein. Proper execution includes an original blue-ink signature by the Appraiser overlaid by a raised seal. Any deviation from this means that the report is copyright infringed, unauthorized and does not represent services provided by the Appraisers or the firm.

Respectfully submitted,

     CONSORTIUM APPRAISAL, INC.                    CONSORTIUM APPRAISAL, INC.


     Reviewed By:
     Philip F. Wood, MAI, SRPA                     Charles B. Byrd
     President (Corporate Seal)                    Staff Appraiser
     State-Certified General Real                  State-Certified General Real
     Estate Appraiser                              Estate Appraiser
     Florida License No. 0000777                   Florida License No. 0000908

PFW/CBB:tms
96-024

- --------------------------------------------------------------------------------

                                THE APPRAISAL OF
                        CRYSTAL COURT PHASE I APARTMENTS

                      LOCATED AT 1969 CRYSTAL GROVE DRIVE,
                            IN THE CITY OF LAKELAND,
                           POLK COUNTY, FLORIDA, 33801

- --------------------------------------------------------------------------------


                                  PREPARED FOR

                         CRYSTAL COURT PROPERTIES, LTD.



                                DATE OF VALUATION

                                  JUNE 4, 1998



                                 DATE OF REPORT

                                  JUNE 7, 1998

                                                June 7, 1998


Crystal Court Properties, Ltd.
7826 Cooper Road
Cincinnati, OH 45242

Dear Mr. McGrath:

At your request, our firm has inspected and appraised the Crystal Court Phase I apartment community which contains 72 apartment units. The subject property is located at 1969 Crystal Grove Drive, in Lakeland, Polk County, Florida.

The objective of this appraisal was to estimate the "as is" market value of the fee simple interest in the real estate, including chattels, under market conditions prevailing on June 4, 1998.

The market value estimate, as contained herein, is contingent upon the following conditions:

1. The subject project opened in 1982. The property reports a current occupancy of 93.1%. The Appraiser inspected the exterior of the apartment community and the interior of the five units which were vacant on June 4, 1998. Access to most of the units was not available due to the occupancy of the property.

2. A current certified survey of the subject project verifying the site dimensions, area calculations, access, building locations, building area calculations, unit mix and the legal description as set out herein.

3. The Appraiser did not review sub-soil, structural, roof, mechanical or other engineering reports depicting the current condition of the property. It is recommended that such reports be obtained. Visual inspections of the subject property indicated that the subject improvements are generally in average to good overall condition. The subject apartment buildings were reportedly re-sided between 2 to 3 years ago. The siding was applied over the old siding on most of the buildings and could not be examined by the Appraiser. However, some deferred maintenance, primarily relating to the subject's roofs and deteriorated siding was noted by the Appraiser, and these items have been described in detail within the attached appraisal. The Appraiser has estimated the cost to cure this deferred maintenance at $57,500.

Crystal Court Properties, Ltd.
June 7, 1998
Page 2

     This appraisal is subject to: a) the building components on and within the subject buildings being structurally sound and in good physical condition, excepting those deteriorated items so noted in this report; and b) the verification of the curable physical deterioration estimates set out herein by a qualified building contractor and is subject to revision based upon the findings of the contractor.

4. The Appraiser has not been provided with an environmental report relating to the subject site and improvements. This appraisal has been made contingent upon the absence of hazardous contamination within the subject site, and upon the absence of hazardous building materials being incorporated into the subject building improvements.

5. The market value estimates reported herein are contingent upon the subject property being sub-metered by Conservation Billing Services, Inc. with the pass-through of sewer, water and garbage expenses to the tenants. Thus, this appraisal and the value estimates reported herein are subject to, and contingent upon, the installation of the sub-metering system in a timely and workmanlike manner and the lump sum payment of the $14,040 contract capital charge.

By virtue of the Appraiser's inspection, investigation and analyses, it was the opinion of the Appraiser that the estimated market value of the fee simple interest in the subject Crystal Court Phase I Apartments, as if utility submetering had been installed and completed on the property, based upon market conditions prevailing on June 4, 1998, equaled:

                       TWO MILLION FORTY THOUSAND DOLLARS
                                  ($2,040,000)

The total estimated cost to install the utility submetering system on the subject property amounts to $14,040. This system has not been installed as of the date of valuation, and the following value estimate contemplates that this system will be installed in the near future. Therefore, the estimated "As Is" market value of the fee simple interest in the subject property as of June 4, 1998 was:

           TWO MILLION TWENTY-FIVE THOUSAND NINE HUNDRED SIXTY DOLLARS
                                  ($2,025,960)

Crystal Court Properties, Ltd.
June 7, 1998
Page 3


The undersigned certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved. Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report. Our compensation is further not contingent upon the reporting of a predetermined value or directions in value that favors the cause of the client; the amount of the value estimate; the attainment of a stipulated result; or the occurrence of a subsequent event. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and the Standards of Professional Practice of The Appraisal Institute, The Uniform Standards of Professional Appraisal Practice, and the requirements of the state of Florida for state-certified Appraisers. The use of this report is subject to the requirements of The Appraisal Institute relating to review by its duly authorized representatives.

The research, data accumulation, personal on-site inspections of the subject property and comparables, verifications/confirmations, valuation analysis, and composition of the attached appraisal report were conducted and completed by Charles B. Byrd. The report was reviewed by Philip F. Wood, MAI, and this review process consisted of: "on-site" physical inspections of the comparable sales and rentals; an on-site physical inspection of the subject property, the area, and the subject neighborhood; and the reading and examination of the completed report.

As of the date of this report, Philip F. Wood has completed the requirements of the continuing education program of the Appraisal Institute. No one provided significant professional assistance to the persons signing this report. We do not authorize the out-of-context quoting from or partial reprinting of this appraisal report. Further, neither all nor any part of this appraisal report shall be disseminated to the general public by the use of media for public communication without the prior written consent of the Appraiser(s) signing this appraisal report.

Please refer to the attached, complete self-contained appraisal report for documentation of this value estimate. If any additional information is needed, please advise.

NOTE: The information contained in this report is copyrighted. The willful unauthorized use of any contents of this report constitutes copyright infringement which could subject the infringer to civil damages and criminal penalties pursuant to ss.ss.504 and 506 of the Federal Copyright Revision Act of 1976. The Florida Real Estate License Law (Chapter 475-Part II, Florida Statutes defines an appraisal, an appraisal service, an appraisal assignment and an

Crystal Court Properties, Ltd.
June 7, 1998
Page 4


analysis assignment. Be advised that this report falls within these definitions only if properly executed herein. Proper execution includes an original blue-ink signature by the Appraiser overlaid by a raised seal. Any deviation from this means that the report is copyright infringed, unauthorized and does not represent services provided by the Appraisers or the firm.


Respectfully submitted,

    CONSORTIUM APPRAISAL, INC.                      CONSORTIUM APPRAISAL, INC.


    Reviewed By:
    Philip F. Wood, MAI, SRPA                       Charles B. Byrd
    President (Corporate Seal)                      Staff Appraiser
    State-Certified General Real                    State-Certified General Real
    Estate Appraiser                                Estate Appraiser
    Florida License No. 0000777                     Florida License No. 0000908


PFW/CBB:tms
98-044

- --------------------------------------------------------------------------------

                                THE APPRAISAL OF
                       GARDEN TERRACE PHASE III APARTMENTS

                       LOCATED AT 8725 DEL REY COURT 10A,
                              IN THE CITY OF TAMPA,
                       HILLSBOROUGH COUNTY, FLORIDA 33617

- --------------------------------------------------------------------------------



                                  PREPARED FOR

                       GARDEN TERRACE APARTMENTS III, LTD.





                                DATE OF VALUATION

                                  MAY 29, 1998




                                 DATE OF REPORT

                                  JUNE 12, 1998

                                                   June 12, 1998


Garden Terrace Apartments III, Ltd.
7826 Cooper Road
Cincinnati, OH 45242

RE: Garden Terrace III

At your request, our firm has inspected and appraised the Garden Terrace Phase III apartment community which contains 91 apartment units. The subject property is located at 8725 Del Rey Court 10A, in the city of Tampa, Hillsborough County, Florida.

The objective of this appraisal was to estimate the "as is" market value of the fee simple interest in the real estate, including chattels, under market conditions prevailing on May 29, 1998.

The market value estimate, as contained herein, is contingent upon the following conditions:

1. The subject project opened in 1983. The property reports a current occupancy of 90.1%. The Appraiser inspected the exterior of the apartment community and the interior of the nine vacant units. Access to most of the units was not available due to the occupancy of the property.

2. A current certified survey of the subject project verifying the site dimensions, area calculations, access, building locations, building area calculations, unit mix and the legal description as set out herein.

3. The Appraiser did not review sub-soil, structural, mechanical or other engineering reports depicting the current condition of the property. It is recommended that such reports be obtained. Based upon a visual inspection of the subject property, as well as discussions with property management, it appears that the subject improvements are in average to good overall condition.

     Based upon the Appraiser's visual inspection of the subject property, some items of deferred maintenance were noted. These deferred maintenance items included 1) small areas of deteriorated siding and trim; 2) some deteriorated door jambs and framing, 3) peeling paint on front doors of various units; 4) small areas of deteriorated soffitt and fascia; 5) the need to paint the recently repaired roof fascia on several buildings; 6) the parking lot needs re- sealing; 7) perimeter fencing that requires repair; and 8) one "down" unit which will require significant repair and refurnishing prior to being rentable. The cost to cure the deferred maintenance impacting these improvements has been estimated at $12,000.

     In addition, it will be necessary to convert one of the subject's 2BR/2BA units into a 1BR/1BA resident manager's unit with attached rental office. The cost to cure the functional obsolescence related to the subject's lack of an on-site rental office has been estimated at $1,500.

4. This appraisal is subject to: a) the components on and within the subject buildings being structurally sound and in good physical condition, excepting those deteriorated items so noted in this report; and b) the verification of the curable physical deterioration estimates set out herein by a qualified building contractor. The value estimate for the property is subject to revision based upon the findings of the contractor.

5. The Appraiser has not been provided with an environmental report relating to the subject site and improvements. This appraisal has been made contingent upon the absence of hazardous contamination within the subject site, and upon the absence of hazardous building materials being incorporated into the subject building improvements.

6. Access to the subject property from Busch Boulevard is via Del Rey Court, a private road serving the subject as well as other properties. The Appraiser has not been provided with title work relating to the subject property. Therefore, this appraisal, and the value estimates reported herein are subject to the subject property's continued legal access to Busch Boulevard via Del Rey Court.

By virtue of the Appraiser's inspection, investigation and analyses, it was the opinion of the Appraiser that the estimated market value of the fee simple interest in the subject Garden Terrace Phase III Apartments, based upon market conditions prevailing on May 29, 1998, equaled:

                ONE MILLION EIGHT HUNDRED FIFTY THOUSAND DOLLARS
                                  ($1,850,000)

The undersigned certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved. Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report. Our compensation is further not contingent upon the reporting of a predetermined value or directions in value that favors the cause of the client; the amount of the value estimate; the attainment of a stipulated result; or the occurrence of a subsequent event. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and the Standards of Professional Practice of The Appraisal Institute, The Uniform Standards of Professional Appraisal Practice, and the requirements of the state of Florida for state-certified Appraisers. The use of this report is subject to the requirements of The Appraisal Institute relating to review by its duly authorized representatives.

The research, data accumulation, personal on-site inspections of the subject property and comparables, verifications/confirmations, valuation analysis, and composition of the attached appraisal report were conducted and completed by Charles B. Byrd. The report was reviewed by Philip F. Wood, MAI, and this review process consisted of: "on-site" physical inspections of the comparable sales and rentals; an on-site physical inspection of the subject property, the area, and the subject neighborhood; and the reading and examination of the completed report.

As of the date of this report, Philip F. Wood has completed the requirements of the continuing education program of the Appraisal Institute. No one provided significant professional assistance to the persons signing this report. We do not authorize the out-of-context quoting from or partial reprinting of this appraisal report. Further, neither all nor any part of this appraisal report shall be disseminated to the general public by the use of media for public communication without the prior written consent of the Appraiser(s) signing this appraisal report.

Please refer to the attached, complete self-contained appraisal report for documentation of this value estimate. If any additional information is needed, please advise.

NOTE: The information contained in this report is copyrighted. The willful unauthorized use of any contents of this report constitutes copyright infringement which could subject the infringer to civil damages and criminal penalties pursuant to ss.ss.504 and 506 of the Federal Copyright Revision Act of 1976. The Florida Real Estate License Law (Chapter 475-Part II, Florida Statutes defines an appraisal, an appraisal service, an appraisal assignment and an analysis assignment. Be advised that this report falls within these definitions only if properly executed herein. Proper execution includes an original blue-ink signature by the Appraiser overlaid by a raised seal. Any deviation from this means that the report is copyright infringed, unauthorized and does not represent services provided by the Appraisers or the firm.

Respectfully submitted,

     CONSORTIUM APPRAISAL, INC.                     CONSORTIUM APPRAISAL, INC.


     Reviewed By:
     Philip F. Wood, MAI, SRPA                      Charles B. Byrd
     President (Corporate Seal)                     Staff Appraiser
     State-Certified General Real                   State-Certified General Real
     Estate Appraiser                               Estate Appraiser
     Florida License No. 0000777                    Florida License No. 0000908

- --------------------------------------------------------------------------------

                                THE APPRAISAL OF
                           LAMPLIGHT COURT APARTMENTS

                      LOCATED AT 1600 SOUTH DETROIT STREET
                         IN BELLEFONTAINE, LOGAN COUNTY,
                                  OHIO, 43311.

- --------------------------------------------------------------------------------


                                  PREPARED FOR

                           INDEPENDENCE VILLAGE, LTD.



                                DATE OF VALUATION

                               SEPTEMBER 21, 1998



                                 DATE OF REPORT

                                 OCTOBER 5, 1998

                                                  October 5, 1998


Independence Village, Ltd.
7826 Cooper Road
Cincinnati, OH 45242

Gentlemen:

At your request, our firm has inspected and appraised the existing Lamplight Court apartment community which contains 79 rental apartment units. The subject property is located at 1600 South Detroit Street, in Bellefontaine, Logan County, Ohio, 43311.

The objective of this appraisal was to estimate the market value of the fee simple interest in the real estate, including chattels, under market conditions prevailing on September 21, 1998.

The market value estimate, as contained herein, is contingent upon the following conditions:

1. The subject project opened in 1973. The property reports a current occupancy of 93.7%. The Appraiser inspected the exterior of the apartment community and the interior of the vacant units. Access to most of the units was not available due to the high occupancy rate of the property.

2. A current certified survey of the subject project verifying the site dimensions, area calculations, access, building locations, building area calculations, unit mix and the legal description as set out herein.

3. The Appraiser has not been provided with environmental reports relating to the subject site or improvements. This appraisal has been made contingent upon the existence of no hazardous contamination of the subject site and upon the absence of hazardous building materials being incorporated into the subject building improvements. Environmental reports relating to the subject site and improvements were not available, and should be obtained.

4. The Appraiser did not review sub-soil, structural, mechanical or other engineering reports depicting the current condition of the subject property. It is recommended that such reports be obtained. Based upon the Appraiser's visual inspection of the subject property and discussions with property management, it appears that the subject property is in good overall condition. Over the last two year period the subject has received repairs and renovations including 1) the repair and re-sealing of the parking lot; 2) the replacement of three roofs; 3) complete exterior painting; 4) the repair and replacement of all of the patio fences; 5) the replacement and repair of the siding on the ends of six buildings and 6) the leveling and repair of the project's stoops and sidewalks. However, a number of items of deferred maintenance were noted and should be cured. These items of deferred maintenance have been summarized on the following page.

Independence Village, Ltd.
October 5, 1998
Page 2

     a. Some areas of the parking lots and circulation drives need to be repaired and re- sealed.

     b.   Some areas of the property's exterior siding need to be repaired.

     c.   Some of the property's exterior trim needs to be repaired.

     d. One of the subject units needs new carpet and vinyl flooring, as well as some Walltex replacement.

     The cost to cure these items of deferred maintenance has been estimated at $8,000.

This appraisal is subject to: a) the building components on and within the subject buildings being structurally sound and in good physical condition, excepting those deteriorated items so noted in this report; and b) the verification of the cost estimates for the curable physical deterioration set out herein by a qualified building contractor. This report is subject to revision based upon the findings of the contractor.

By virtue of the Appraiser's inspection, investigation and analyses, it was the opinion of the Appraiser that the estimated market value of the "as-is" fee simple interest in the subject Lamplight Court Apartments, based upon market conditions prevailing on September 21, 1998, equaled:

              TWO MILLION ONE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS
                                  ($2,175,000)

At the request of the client, an estimate of the market value of the subject property "as-if" the items of deferred maintenance were cured has also been made. This value estimate was calculated by adding the previously estimated costs to cure the deferred maintenance to the "as-is" market value estimate as reported above. The estimated value of the subject property, "as if complete" based upon market conditions existing on September 21, 1998, and subject to the limiting conditions and contingencies set out herein, was:

              TWO MILLION ONE HUNDRED EIGHTY-THREE THOUSAND DOLLARS

                                  ($2,183,000)

The undersigned certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal,

Independence Village, Ltd.
October 5, 1998
Page 3


unbiased professional analyses, opinions, and conclusions. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved. Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report. Our compensation is further not contingent upon the reporting of a predetermined value or directions in value that favors the cause of the client; the amount of the value estimate; the attainment of a stipulated result; or the occurrence of a subsequent event. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and the Standards of Professional Practice of The Appraisal Institute, the Uniform Standards of Professional Appraisal Practice, and the requirements of State of Florida for state-certified Appraisers. The use of this report is subject to the requirements of The Appraisal Institute relating to review by its duly authorized representatives.

The research, data accumulation, personal on-site inspections of the subject property and comparables, verifications/confirmations, valuation analysis, and composition of the attached appraisal report were conducted and completed by Charles B. Byrd. The report was reviewed by Philip F. Wood, MAI, and this review process consisted of: an exterior physical inspection of the subject property, and the subject neighborhood; and the reading and examination of the completed report.

As of the date of this report, Philip F. Wood has completed the requirements of the continuing education program of the Appraisal Institute. No one provided significant professional assistance to the persons signing this report. We do not authorize the out-of-context quoting from or partial reprinting of this appraisal report. Further, neither all nor any part of this appraisal report shall be disseminated to the general public by the use of media for public communication without the prior written consent of the Appraiser(s) signing this appraisal report.

Please refer to the attached complete, self-contained appraisal report for documentation of this value estimate. If any additional information is needed, please advise.

NOTE: The information contained in this report is copyrighted. The willful unauthorized use of any contents of this report constitutes copyright infringement which could subject the infringer to civil damages and criminal penalties pursuant to ss.ss.504 and 506 of the Federal Copyright Revision Act of 1976. The Florida Real Estate License Law (Chapter 475-Part II, Florida Statutes defines an appraisal, an appraisal service, an appraisal assignment and an analysis assignment. Be advised that this report falls within these definitions only if properly executed herein. Proper execution includes an original blue-ink signature by the Appraiser

Independence Village, Ltd.
October 5, 1998
Page 4

overlaid by a raised seal. Any deviation from this means that the report is copyright infringed, unauthorized and does not represent services provided by the Appraisers or the firm.

Respectfully submitted,

     CONSORTIUM APPRAISAL, INC.                    CONSORTIUM APPRAISAL, INC.


     Reviewed By:
     Philip F. Wood, MAI, SRPA                     Charles B. Byrd
     President (Corporate Seal)                    Staff Appraiser
     State-Certified General Real                  State-Certified General Real
     Estate Appraiser                              Estate Appraiser
     Florida License No. 0000777                   Florida License No. 0000908

PFW/CBB:tms
98-073

This report was prepared under temporary practice permits #437973 and #437969 issued by the State of Ohio Department of Commerce, Division of Real Estate, Appraiser Section on August 14, 1998.

- --------------------------------------------------------------------------------

                                THE APPRAISAL OF
                              MEADOWDALE APARTMENTS

                     LOCATED AT 248 E. UNIVERSITY BOULEVARD,
                          IN MELBOURNE, BREVARD COUNTY,
                                     FLORIDA

- --------------------------------------------------------------------------------



                                  PREPARED FOR

                  FLORIDA OPPORTUNITY INCOME PARTNERS II, LTD.





                                DATE OF VALUATION

                                 AUGUST 5, 1998





                                 DATE OF REPORT

                                 AUGUST 14, 1998

                                                   August 14, 1998



Florida Opportunity Income Partners II, Ltd.
7826 Cooper Road
Cincinnati, OH 45242

Dear Mr. McGrath:

At your request, our firm has inspected and appraised the existing Meadowdale apartment community which contains 64 rental apartment units, a laundry facility, and a manager's office. The subject property is located at 248 E. University Boulevard, Melbourne, Brevard County, Florida, 32901.

The objective of this appraisal was to estimate the market value of the fee simple interest in the subject real estate, including chattels, under market conditions prevailing on August 5, 1998.

The market value estimate, as contained herein, is contingent upon the following conditions:

1. The subject project opened in 1984. The property reports a current occupancy of 76.6%. The Appraiser inspected the exterior of the apartment community and the interior of seven of the vacant units. Access to all units was not available due to the occupancy of the property.

2. A current certified survey of the subject project verifying the site dimensions, area calculations, access, building locations, building area calculations, unit mix and the legal description as set out herein.

3.   The Appraiser  has not reviewed  subsoil,  structural,  mechanical or other
     engineering   reports  depicting  the  current  condition  of  the  subject property. It is recommended that such reports be obtained.

4. The Appraiser has not been provided with environmental reports relating to the subject site or improvements. This appraisal has been made contingent upon the existence of no hazardous contamination of the subject site and upon the absence of hazardous building materials being incorporated into the subject building improvements. Environmental reports relating to the subject site and improvements were not available and should be obtained.

Florida Opportunity Income Partners II, Ltd.
August 14, 1998
Page 2

5. The Appraiser's inspection of the subject property indicates that it is in average overall condition, reflecting moderate levels of deferred maintenance. The most significant items of deferred maintenance noted during the Appraiser's inspection of the subject property included: 1)
     significant amounts of deteriorated siding which should be repaired; 2) deteriorated door frames and trim which should be repaired; 3) electrical meter boxes which should be repaired; 4) deteriorated patio fences which should be repaired; 5) the building exteriors need to be repainted; 6) the parking lot should be repaired and re-sealed; and 7) the project appears to need re-roofing. In addition, four of the subject units are unrentable due to floor deterioration in the bathroom areas. One unit is also seriously fire damaged. The cost to repair these items of deferred maintenance has been estimated at $70,000, which excludes the cost to repair the fire damaged unit.

     The repair expenses for the fire damaged unit are reportedly covered by insurance and no deduction has been made herein for the expenses necessary to bring this unit back to a rentable state. It was reported to the Appraiser that repair work on this unit was slated to commence on August 17, 1998. This appraisal is subject to, and contingent upon, the repair and refurbishing of the fire damaged unit to a rentable state.

     This appraisal is subject to: a) the building components on and within the subject buildings being structurally sound and in good physical condition, excepting those deteriorated items so noted in this report; and b) the verification of the curable physical deterioration estimates set out herein by a qualified building contractor and is subject to revision based upon the findings of the contractor.

6. The market value estimates reported herein are contingent upon the subject property being submetered by Conservation Billing Services, Inc. with the pass-through of sewer, water and garbage expenses to the tenants. Thus, this appraisal and the value estimates reported herein are subject to, and contingent upon, the installation of the sub-metering system in a timely and workmanlike manner and the lump sum payment of the $12,100 contract capital charge.

By virtue of the Appraiser's inspection, investigation and analyses, it was the opinion of the Appraiser that the estimated market value of the fee simple interest in the subject Meadowdale Apartments, as if utility submetering has been installed and completed on the property, based upon market conditions prevailing on August 5, 1998, equaled:

              ONE MILLION SIX HUNDRED THIRTY FIVE THOUSAND DOLLARS
                                  ($1,635,000)

At the request of the client, an estimate of the market value of the subject property has also been made "as-if" the submetering was complete, and as if the items of deferred maintenance were cured. This value estimate was calculated by adding the previously estimated costs to submeter

Florida Opportunity Income Partners II, Ltd.
August 14, 1998
Page 3


the property and cure the deferred maintenance to the "as-is" market value estimate as reported above. The "as-complete" value of the subject property, based upon market conditions existing on August 5, 1998, and subject to the limiting conditions and contingencies set out herein, was:

              ONE MILLION SEVEN HUNDRED SEVENTEEN THOUSAND DOLLARS
                                 ($1,717,000.00)

The undersigned certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved. Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report. Our compensation is further not contingent upon the reporting of a predetermined value or directions in value that favors the cause of the client; the amount of the value estimate; the attainment of a stipulated result; or the occurrence of a subsequent event. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and the Standards of Professional Practice of The Appraisal Institute, The Uniform Standards of Professional Appraisal Practice, and the requirements of the state of Florida for state-certified Appraisers. The use of this report is subject to the requirements of The Appraisal Institute relating to review by its duly authorized representatives.

The research, data accumulation, personal on-site inspections of the subject property and comparables, verifications/confirmations, valuation analysis, and composition of the attached appraisal report were conducted and completed by Charles B. Byrd. The report was reviewed by Philip F. Wood, MAI, and this review process consisted of: "on-site" physical inspections of the comparable sales and rentals; an on-site physical inspection of the subject property, the area, and the subject neighborhood; and the reading and examination of the completed report.

As of the date of this report, Philip F. Wood has completed the requirements of the continuing education program of the Appraisal Institute. No one provided significant professional assistance to the persons signing this report. We do not authorize the out-of-context quoting from or partial reprinting of this appraisal report. Further, neither all nor any part of this appraisal report shall be disseminated to the general public by the use of media for public communication without the prior written consent of the Appraiser(s) signing this appraisal report.

Florida Opportunity Income Partners II, Ltd.
August 14, 1998
Page 4


Please refer to the attached, complete self-contained appraisal report for documentation of this value estimate. If any additional information is needed, please advise.

NOTE: The information contained in this report is copyrighted. The willful unauthorized use of any contents of this report constitutes copyright infringement which could subject the infringer to civil damages and criminal penalties pursuant to ss.ss.504 and 506 of the Federal Copyright Revision Act of 1976. The Florida Real Estate License Law (Chapter 475-Part II, Florida Statutes defines an appraisal, an appraisal service, an appraisal assignment and an analysis assignment. Be advised that this report falls within these definitions only if properly executed herein. Proper execution includes an original blue-ink signature by the Appraiser overlaid by a raised seal. Any deviation from this means that the report is copyright infringed, unauthorized and does not represent services provided by the Appraisers or the firm.

Respectfully submitted,

     CONSORTIUM APPRAISAL, INC.                  CONSORTIUM APPRAISAL, INC.


     Reviewed By:
     Philip F. Wood, MAI, SRPA                   Charles B. Byrd
     President (Corporate Seal)                  Staff Appraiser
     State-Certified General Real                State-Certified General Real
     Estate Appraiser                            Estate Appraiser
     Florida License No. 0000777                 Florida License No. 0000908


PFW/CBB:tms
98-053

- --------------------------------------------------------------------------------

                                THE APPRAISAL OF
                       COUNTRY SQUARE PHASE I APARTMENTS

                    LOCATED AT 8301 COUNTRY SQUARE BOULEVARD,
                    NEAR THE CITY OF TAMPA, IN UNINCORPORATED
                       HILLSBOROUGH COUNTY, FLORIDA 33615

- --------------------------------------------------------------------------------



                                  PREPARED FOR

                   PRUDENTIAL MORTGAGE CAPITAL COMPANY, L.L.C

                           ATTENTION: DAVID M. HARVEY



                                DATE OF VALUATION

                                JANUARY 22, 1998




                                 DATE OF REPORT

                                FEBRUARY 17, 1998

                                February 17, 1998




Mr. David M. Harvey, Vice President
Prudential Mortgage Capital Company, L.L.C.
Four Gateway Center, 9th Floor
Newark, New Jersey 07102

Gentlemen:

At your request, our firm has inspected and appraised the Country Square Phase I apartment community which contains 73 apartment units. The subject property is located at 8301 Country Square Boulevard, near the city of Tampa, in unincorporated Hillsborough County, Florida.

The objective of this appraisal was to estimate the "as is" market value of the fee simple interest in the real estate, including chattels, under market conditions prevailing on January 22, 1998.

The market value estimate, as contained herein, is contingent upon the following conditions:

1. The subject project opened in 1981. The property reports a current occupancy of 93.2%. The Appraiser inspected the exterior of the apartment community and the interior of the five vacant units. Access to most of the units was not available due to the occupancy of the property.

2. A current certified survey of the subject project verifying the site dimensions, area calculations, access, building locations, building area calculations, unit mix and the legal description as set out herein.

3. The Appraiser did not review sub-soil, structural, mechanical or other engineering reports depicting the current condition of the property. It is recommended that such reports be obtained. Based upon a visual inspection of the subject property, as well as discussions with property management, it appears that the subject improvements are in good overall condition. Over the last twelve months the subject property received significant repairs and renovations including the repair and re-sealing of the property's parking lots and circulation drives, the repair of deteriorated siding and trim, the painting of the building exteriors, the re-roofing of the subject building exteriors, and the repair and painting of the patio fences.

     Based upon the Appraiser's visual inspection of the subject property, only minor items of deferred maintenance were noted. These deferred maintenance items included 1) small areas of deteriorated siding and trim which were painted over; 2) missing and out of place soffit panels; and 3) two "down" units which will require significant repair and refurnishing prior to being rentable. The cost to cure the deferred maintenance impacting these improvements has been estimated at $6,500.

4. The Appraiser has not been provided with an environmental report relating to the subject site and improvements. This appraisal has been made contingent upon the absence of hazardous contamination within the subject site, and upon the absence of hazardous building materials being incorporated into the subject building improvements.

5. The "as-is" market value estimate reported herein is based upon the subject property being sub-metered by Conservation Billing Services, Inc. and the pass-through of sewer, water and garbage expenses to the tenants. The installation of the sub-metering system was contracted for on January 29, 1998 and installation was underway on February 16, 1998. Thus, this appraisal and the value estimates reported herein are subject to, and contingent upon, the installation of the sub-metering system in a timely and workmanlike manner and the lump sum payment of the $17,155 contract capital charge.

By virtue of the Appraiser's inspection, investigation and analyses, it is the opinion of the Appraiser that the estimated "As Is" market value of the fee simple interest in the subject Country Square Phase I Apartments, as described herein, as of January 22, 1998, equaled:

              TWO MILLION ONE HUNDRED EIGHTY-FIVE THOUSAND DOLLARS
                                  ($2,185,000)

The undersigned certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved. Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report. Our compensation is further not contingent upon the reporting of a predetermined value or directions in value that favors the cause of the client; the amount of the value estimate; the attainment of a stipulated result; or the occurrence of a subsequent event. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and the Standards of Professional Practice of The Appraisal Institute, The Uniform Standards of Professional Appraisal Practice, and the requirements of the state of Florida for state-certified Appraisers. The use of this report is subject to the requirements of The Appraisal Institute relating to review by its duly authorized representatives.

The research, data accumulation, personal on-site inspections of the subject property and comparables, verifications/confirmations, valuation analysis, and composition of the attached appraisal report were conducted and completed by Charles B. Byrd. The report was reviewed by Philip F. Wood, MAI, and this review process consisted of: "on-site" physical inspections of the comparable sales and rentals; an on-site physical inspection of the subject property, the area, and the subject neighborhood; and the reading and examination of the completed report.

As of the date of this report, Philip F. Wood has completed the requirements of the continuing education program of the Appraisal Institute. No one provided significant professional assistance to the persons signing this report. We do not authorize the out-of-context quoting from or partial reprinting of this appraisal report. Further, neither all nor any part of this appraisal report shall be disseminated to the general public by the use of media for public communication without the prior written consent of the Appraiser(s) signing this appraisal report.

Please refer to the attached, complete self-contained appraisal report for documentation of this value estimate. If any additional information is needed, please advise.

NOTE: The information contained in this report is copyrighted. The willful unauthorized use of any contents of this report constitutes copyright infringement which could subject the infringer to civil damages and criminal penalties pursuant to ss.ss.504 and 506 of the Federal Copyright Revision Act of 1976. The Florida Real Estate License Law (Chapter 475-Part II, Florida Statutes defines an appraisal, an appraisal service, an appraisal assignment and an analysis assignment. Be advised that this report fails within these definitions only if properly executed herein. Proper execution includes an original blue-ink signature by the Appraiser overlaid by a raised seal. Any deviation from this means that the report is copyright infringed, unauthorized and does not represent services provided by the Appraisers or the firm.

Respectfully submitted,

   CONSORTIUM APPRAISAL, INC.                       CONSORTIUM APPRAISAL, INC.


   Reviewed By:
   Philip F. Wood, MAI, SRPA                        Charles B. Byrd
   President (Corporate Seal)                       Staff Appraiser
   State-Certified General Real                     State-Certified General Real
   Estate Appraiser                                 Estate Appraiser
   Florida License No. 0000777                      Florida License No. 0000908

P-FW/CBB:tms
98-023

- --------------------------------------------------------------------------------

                                THE APPRAISAL OF
                           CURIOSITY CREEK APARTMENTS

                      LOCATED AT 102 CURIOSITY CREEK LANE,
                    NEAR THE CITY OF TAMPA, IN UNINCORPORATED
                       HILLSBOROUGH COUNTY, FLORIDA 33612

- --------------------------------------------------------------------------------



                                  PREPARED FOR

                     PRUDENTIAL MORTGAGE CAPITAL CO., L.L.C.





                                DATE OF VALUATION

                                 MARCH 18, 1998




                                 DATE OF REPORT

                                 MARCH 20, 1998

                                             March 20, 1998


Mr. David M. Harvey, Vice President
Prudential Mortgage Capital Company, L.L.C.
One Prudential Plaza
130 B. Randolph, Suite 1300
Chicago, IL 60601

Gentlemen:

At your request, our firm has inspected and appraised the Curiosity Creek apartment community which contains 81 apartment units. The subject property is located at 102 Curiosity Creek Lane, near the city of Tampa, in unincorporated llillsborough County, Florida.

The objective of this appraisal was to estimate the "as is" market value of the fee simple interest in the real estate, including chattels, under market conditions prevailing on March 18, 1998.

The market value estimate, as contained herein, is contingent upon the following conditions:

1. The subject project opened in 1982. The property reports a current occupancy of 100.0%. The Appraiser inspected the exterior of the apartment community and the interior of one unit. Access to most of the units was not available due to the occupancy of the property.

2. A current certified survey of the subject project verifying the site dimensions, area calculations, access, building locations, building area calculations, unit mix and the legal description as set out herein.

3. The Appraiser did not review sub-soil, structural, mechanical or other engineering reports depicting the current condition of the property. It is recommended that such reports be obtained. Based upon a visual inspection of the subject property, as well as discussions with property management, it appears that the subject improvements are in good overall condition. Over the last twelve months the subject property received significant repairs and renovations including the repair and re-sealing of the property's parking lots and circulation drives, the repair of deteriorated siding and trim, the painting of the building exteriors, the re-roofing of the subject buildings, and the repair and painting of the patio fences.

Prudential Mortgage Capital Company, L. L. C.
March 20, 1998
Page 2


     Based upon the Appraiser's visual inspection of the subject property, no significant items of deferred maintenance were noted.

4. The Appraiser has not been provided with an environmental report relating to the subject site and improvements. This appraisal has been made contingent upon the absence of hazardous contamination within the subject site, and upon the absence of hazardous building materials being incorporated into the subject building improvements.

By virtue of the Appraiser's inspection, investigation and analyses, it was Appraiser's opinion that the estimated "As Is" market value of the fee simple interest in the subject Curiosity Creek Apartments, as described herein, as of March 18, 1998, equaled:

              TWO MILLION FOUR HUNDRED TWENTY-FIVE THOUSAND DOLLARS
                                  ($2,425,000)

The undersigned certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct. The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are our personal, unbiased professional analyses, opinions, and conclusions. We have no present or prospective interest in the property that is the subject of this report, and we have no personal interest or bias with respect to the parties involved. Our compensation is not contingent on an action or event resulting from the analyses, opinions, or conclusions in, or the use of, this report. Our compensation is further not contingent upon the reporting of a predetermined value or directions in value that favors the cause of the client; the amount of the value estimate; the attainment of a stipulated result; or the occurrence of a subsequent event. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the requirements of the Code of Professional Ethics and the Standards of Professional Practice of The Appraisal Institute, The Uniform Standards of Professional Appraisal Practice, and the requirements of the state of Florida for state-certified Appraisers., The use of this report is subject to the requirements of The Appraisal Institute relating to review by its duly authorized representatives.

The research, data accumulation, personal on-site inspections of the subject property and comparables, verifications/confirmations, valuation analysis, and composition of the attached appraisal report were conducted and completed by Charles B. Byrd. The report was reviewed by Philip F. Wood, MAI, and this review process consisted of: "on-site" physical inspections of the comparable sales and rentals; an on-site physical inspection of the subject property, the area, and the subject neighborhood; and the reading and examination of the completed report.

Prudential Mortgage Capital Company, L.L.C.
March 20, 1998
Page 3

As of the date of this report, Philip F. Wood has completed the requirements of the continuing education program of the Appraisal Institute. No one provided significant professional ass istance to the persons signing this report. We do not authorize the out-of-context quoting from or partial reprinting of this appraisal report. Further, neither all nor any part of this appraisal report shall be disseminated to the general public by the use of media for public communication without the prior written consent of the Appraiser(s) signing this appraisal report.

Please refer to the attached, complete self-contained appraisal report for documentation of this value estimate. If any additional information is needed, please advise.

NOTE: The information contained in this report is copyrighted. The willful unauthorized use of any contents of this report constitutes copyright infringement which could subject the infringer to civil damages and criminal penalties pursuant to ss. ss.504 and 506 of the Federal Copyright Revision Act of 1976. The Florida Real Estate License Law (Chapter 475-Part II, Florida Statutes defines an appraisal, an appraisal service, an appraisal assignment and an analysis assignment. Be advised that this report fails within these definitions only if properly executed herein. Proper execution includes an original blue-ink signature by the Appraiser overlaid by a raised seal. Any deviation from this means that the report is copyright infringed, unauthorized and does not represent services provided by the Appraisers or the firm.

Respectfully submitted,

     CONSORTIUM APPRAISAL, INC.                 CONSORTIUM APPRAISAL, INC.



     Reviewed By:
     Philip F. Wood, MAI, SRPA                  Charles B. Byrd
     President (Corporate Seal)                 Staff Appraiser
     State-Certified General Real               State-Certified General Real
     Estate Appraiser                           Estate Appraiser
     Florida License No. 0000777                Florida License No. 0000908

PFW/CBB:tms
98-031